SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 28, 2006
THE PB FINANCIAL SERVICES CORPORATION
(Exact name of Registrant as Specified in Charter)

Georgia		58-2466560

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)
9570 Medlock Bridge Road, Duluth, Georgia 30097
(Address of Principal Executive Offices)
(770) 814-8100
Registrant’s telephone number, including area code
NOT APPLICABLE

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01
SIGNATURES
EXHIBIT INDEX
EX-99.1 AMENDED AND RESTATED EMPLOYMENT AGREEMENT
EX-99.2 EMPLOYMENT AGREEMENT

Item 1.01
Amendment to Employment Agreement
On February 21, 2006, The PB Financial Services Corp. (the “Registrant”) entered into an Amended and Restated Employment Agreement with Monty G. Watson, President and Chief Executive Officer of the Company and it wholly owned subsidiary, The Peachtree Bank. The Amendment was effective as of February 21, 2006. A copy of the Amended and Restated Employment Agreement is filed as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. The Amendment modified certain severance provisions and made other updating revisions to Mr. Watson’s original employment agreement. The amended agreement provides that, upon a change of control, Mr. Watson will receive a lump sum payment equal to 2.99 times his base salary amount for the base period as defined by Section 280G(b)(3) of the Internal Revenue Code.
Adoption of an Employment Agreement
On February 21, 2006, the Registrant entered into an Employment Agreement with Kelly J. Johnson, Senior Vice President and Chief Financial Officer of the Company and its wholly owned subsidiary, The Peachtree Bank. The Employment Agreement was effective as of February 21, 2006. A copy of the Employment Agreement is filed as Exhibit 99.2 to this Form 8-K and incorporated by reference herein. The Employment Agreement will have an initial term of one year and will automatically be renewed for subsequent one-year terms on a day-to-day basis unless any party gives notice to the other of intent that the automatic renewals shall cease. Upon a change of control, Ms. Johnson shall receive a lump sum payment equal to 2.99 times her base salary amount for the base period as defined by Section 280G(b)(3) of the Internal Revenue Code. The Employment Agreement provides for a base salary of $ 180,000 per annum, annual bonus compensation as may be determined by the Board of Directors, and eligibility to participate in the employee stock option plan. The Employment Agreement also contains a one-year non-compete and non-solicitation provision.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

THE PB FINANCIAL SERVICES CORPORATION

DATE: March 29, 2006	By:	/s/ Monty G. Watson Monty G. Watson
President and Chief Executive Officer

/s/ Kelly J. Johnson

Kelly J. Johnson
Principal Financial and Accounting Officer

EXHIBIT INDEX

Exhibit Number

99.1	-	Amended and Restated Employment Agreement between The PB Financial Services Corporation and Monty G. Watson dated as of February 21, 2006.

99.2	-	Employment Agreement between The PB Financial Services Corporation and Kelly J. Johnson dated as of February 21, 2006.